UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2008
VERIFONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32465 (Commission File Number)	04-3692546 (IRS Employer Identification No.)
2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices with zip code)
(408) 232-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b), (c) On September 2, 2008, VeriFone Holdings, Inc. (the “Registrant”) announced that its Board of Directors had appointed Robert Dykes to serve as Senior Vice President, effective immediately. Mr. Dykes will also become Chief Financial Officer immediately following the filing of the Registrant’s Quarterly Report on Form 10-Q for the third fiscal quarter ended July 31, 2008. Mr. Dykes will succeed Clinton Knowles, who has been serving as the Company’s Interim Chief Financial Officer.
     From March 2007 until joining the Registrant, Mr. Dykes, age 58, has been Chairman and CEO of NebuAd Inc., a provider of targeted online advertising networks. Before joining NebuAd, from January 2005 to March 2007, Mr. Dykes was Executive Vice President, Business Operations and Chief Financial Officer of Juniper Networks, Inc., a provider of network infrastructure to global service providers, enterprises, governments and research and educational institutions. From February 1997 to December 2004, Mr. Dykes was Chief Financial Officer and President, Systems Group, of Flextronics International Ltd., a provider of design and electronics manufacturing services to original equipment manufacturers. From October 1988 to February 1997, Mr. Dykes was Executive Vice President, Worldwide Operations and Chief Financial Officer of Symantec Corporation, a provider of software and services that address risks to information security, availability, compliance, and information technology systems performance. Mr. Dykes also held Chief Financial Officer roles at industrial robots manufacturer, Adept Technology and senior financial management positions at Ford Motor Company and at disc drive controller manufacturer, Xebec. Mr. Dykes holds a Bachelor of Commerce in Administration degree from Victoria University, Wellington, New Zealand.
     Mr. Dykes has no reportable transactions under Item 404(a) of Regulation S-K and no family relationships reportable under Item 401(d) of Regulation S-K.
     The terms of Mr. Dykes’s employment are outlined in the Registrant’s offer letter to Mr. Dykes, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Mr. Dykes will be employed by the Company on an “at-will” basis. Mr. Dykes will receive a base salary at an annual rate of $420,000 and will be eligible to receive a target bonus of $280,000 for the fiscal year ending October 31, 2009 that will consist of quarterly bonus payment targets of $25,000 and an annual bonus target of $180,000. Mr. Dykes’s bonus will be subject to the achievement of both individual and company performance objectives determined by the Compensation Committee. Mr. Dykes will also be eligible to receive customary employee benefits that are similar to the employee benefits provided by the Registrant to other employees that serve in comparable positions to Mr. Dykes. The Board and Compensation Committee of the Registrant has also approved the award of the following grants to Mr. Dykes:
•	An option to purchase 400,000 shares of the Registrant’s common stock at a per-share exercise price equal to the closing trading price of the Registrant’s common stock on September 2, 2008. 25% of this option will vest on September 2, 2009 and the remainder of this option will vest in 6.25% increments at the end of each of the next twelve three-month periods thereafter, contingent upon his continued employment through each vesting date, such that the option will be fully vested in four years after the date of grant.
•	An option to purchase 100,000 shares of the Registrant’s common stock at a per-share exercise price equal to the closing trading price of the Registrant’s common stock on September 2, 2008. 25% of this option will vest on September 2, 2010 and the remainder of this option will vest in 6.25% increments at the end of each of the next twelve three-month periods thereafter, contingent upon his continued employment through each vesting date, such that the option will be fully vested in five years after the date of grant.
     Each of these awards will be granted under the Registrant’s 2006 Equity Incentive Plan, as amended, and will be subject to the terms and conditions set forth therein and in the standard forms of award agreements used to evidence awards granted under the plan.
     Mr. Dykes entered into a severance agreement with the Registrant effective September 2, 2008. The severance agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference, requires the Registrant to provide specified payments and benefits to Mr. Dykes if the Registrant undergoes a change in control (as defined in the agreement) that results in a qualifying termination. A qualifying termination occurs if Mr. Dykes’s employment is terminated other than for cause (as defined in the agreement) or if he resigns for good reason (as defined in the agreement) in the period beginning 90 days prior to a change in control and ending 12 months after a change in control.

     If there is a qualifying termination, the Registrant must pay Mr. Dykes, within 10 days following the date of termination, a sum equal to the total of (i) Mr. Dykes’s base salary through the date of termination and any bonuses that have become payable and have not been paid or deferred, and (ii) any accrued vacation pay and compensation previously deferred, other than pursuant to a tax-qualified plan; and (iii) Mr. Dykes’s annual base salary during the six-month period immediately prior to the date of termination. In connection with a qualifying termination, the Registrant must also provide Mr. Dykes with continuing medical, insurance and related benefits for six months following the date of termination.
     In connection with a person or group of persons becoming the beneficial owner of 40% or more the Registrant’s outstanding voting securities, a merger or similar transaction, or the sale of all or substantially all of the Registrant’s assets that constitutes a change in control, the severance agreement also provides for the full vesting of any stock options, restricted stock and other stock-based rights held by Mr. Dykes pursuant to the Registrant’s 2006 Equity Incentive Plan. The agreement provides for modification to these payments and other benefits in order to mitigate the tax effects on Mr. Dykes of a specified federal excise tax.
     Under the severance agreement, Mr. Dykes has agreed that in the event of a tender or exchange offer, proxy contest or the execution of an agreement whose consummation would constitute a change in control, he will not voluntarily leave his employment with us (other than as a result of disability, mandatory retirement or for good reason) until the change in control occurs or is terminated. The severance agreement continues in effect until the Registrant gives 12 months’ written notice of cancellation, but the agreement ends immediately if Mr. Dykes’s employment is terminated more than 90 days before a change in control.
     Mr. Dykes also entered into an indemnification agreement with the Registrant in the form attached as Exhibit 10.3 hereto and is entitled to indemnification under the provisions of the Registrant’s Certificate of Incorporation.

Item 8.01	Other Events.
     On August 29, 2008, the Registrant issued a press release announcing the date of its 2008 Annual Meeting of Stockholders and the related deadline for stockholder proposals. The press release is attached as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are furnished as part of this Report on Form 8-K:

10.1	Offer Letter, between Registrant and Robert Dykes.

10.2	Severance Agreement, dated September 2, 2008, between Registrant and Robert Dykes.

10.3	Form of Indemnification Agreement*

99.1	Press Release of the Registrant dated September 2, 2008.

99.2	Press Release of the Registrant dated August 29, 2008.

*	Filed as an exhibit to Amendment No. 5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-121947), filed April 29, 2005 and incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE HOLDINGS, INC.
Date: September 3, 2008	By:	/s/ Douglas G. Bergeron
Douglas G. Bergeron
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Offer Letter, between Registrant and Robert Dykes.

10.2	Severance Agreement, dated September 2, 2008, between Registrant and Robert Dykes.

10.3	Form of Indemnification Agreement*

99.1	Press Release of the Registrant dated September 2, 2008.

99.2	Press Release of the Registrant dated August 29, 2008.

*	Filed as an exhibit to Amendment No. 5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-121947), filed April 29, 2005 and incorporated herein by reference.